EXHIBIT 10.28
                                                                   -------------

                                NORTH X NORTHWEST
                          OFFICE AND TECHNOLOGY CENTER
                                FOREST PARK, OHIO
                                 LEASE AGREEMENT

STATE OF OHIO
COUNTY OF HAMILTON

            THIS LEASE, is made and entered into this 25th day of April, 2001, by and between SCOTT F. ORTON and JOHN H. THIGPEN, III (collectively "Landlord") and RXBAZAAR, INC. ("Tenant").

1.          DESCRIPTION OF PREMISES

            1.01 Landlord hereby leases to Tenant and Tenant leases from Landlord, subject to and upon the terms, covenants and conditions set forth herein, those premises (the "Leased Premises") shown on Exhibit "A", attached hereto and made a part hereof, located in the building (the "Building") shown on Exhibit "A". The Leased Premises, containing 17,262 rentable square feet, is located at 1255 Kemper Meadow Drive, Suite 150, Forest Park, Ohio 45250, and is part of North X Northwest, a development located on certain real property (the "Property" or the "Project") in Hamilton County, Ohio, which is described on Exhibit "A-1" hereto.

2.          TERM

            2.01 (a). Subject to subparagraph (b) hereof, the term of this Lease (the "Lease Term") shall be for 120 months, commencing on June 1, 2001, and ending May 31, 2011, unless sooner terminated as provided herein.

            (b). Notwithstanding anything set forth in paragraph (a) above, Tenant shall have the exclusive option to cancel and terminate this Lease, without payment of any penalty, effective on April 30, 2006 by giving written notice to Landlord of its interest to so cancel and terminate on or before September 1, 2005.

            3.01 BASE RENT. (a) Tenant agrees to pay Landlord at such place as Landlord may designate, without deduction, setoff, prior notice or demand, and Landlord agrees to accept, as rent for the Leased Premises, in advance, the following amounts:

            Period               Rate/SF     Annual Rent     Monthly Rent
            ------               -------     -----------     ------------
            Months 1 to 12       $11.50      $198,513.00      $16,542.75
            Months 13 to 24       12.50       215,775.50       17,981.25
            Months 25 to 36       13.50       223,037.00       19,419.75
            Months 37 to 60       14.00       241,668.00       20,139.00
            Months 61 to 84       14.50       250,299.00       20,858.25
            Months 85 to 108      15.00       258,930.00       21,296.75
            Months 109 to 120     15.50       267,561.00       22,296.75

            All payments shall be made in lawful money of the United States, in the amount of the Monthly Rent set forth above, on the first day of each month commencing on June 1, 2001 (subject to subparagraph 3.01 (b) and (c) hereof), and on the first day of each and every month thereafter. Notwithstanding the foregoing, Landlord acknowledges that Tenant has previously paid Landlord $33,085.50 and it is agreed that Landlord shall retain such payment and the $33,085.50 shall be applied by Landlord such that the first month's rent in the amount of $16,542.75 and the second month's rent in the amount of $16,542.75 shall be deemed and is paid in full. The first actual cash payment of rent hereafter by Tenant to Landlord shall be made on or before July 1, 2001 (subject to subparagraph 3.01 (b) and (c) hereof) in the amount of $16,542.75.

            (b) If Tenant's leasehold improvements to be constructed by Landlord are substantially completed prior to June 1, 2001 and Tenant takes possession in May, 2001, rent for the partial month of May shall be pro-rated (based upon $551.43 for each day in May Tenant is in possession).

            (c) If Tenant's leasehold improvements to be constructed by Landlord are not substantially completed on or prior to June 1, 2001, then rent shall not commence until Landlord has substantially completed same, subject to paragraph
5.01 hereof. Rent for a partial month shall be pro-rated (based upon $551.43 for each day in the month of pro-ration Tenant is in possession).

            All rental may be adjusted as provided in Section 3.04 hereof.

            3.02 SECURITY DEPOSIT. (a) Tenant has previously deposited with Landlord the sum of $16,542.75 as security for the performance by Tenant of all the terms, covenants and conditions of this Lease upon Tenant's part to be performed, which sum shall be returned to Tenant after the expiration of the Lease Term hereof, provided Tenant has fully performed hereunder. Landlord shall have the right to apply any part of said deposit to cure any default of Tenant and if Landlord does so, Tenant shall upon demand deposit with Landlord the amount so applied so that Landlord shall have the full deposit on hand at all times during the Lease Term. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. In the event of a sale of the Building or a lease of the Building, subject to this Lease, Landlord shall have the right to transfer the security to the vendee or Lessee, and Landlord shall thereupon be released from all liability for the return of such security and Tenant shall look to the new landlord solely for the return of said security and this provision shall apply to every transfer or assignment made of the security to a new Landlord. The security deposited under this Lease shall not be assigned or encumbered by Tenant without the written consent of Landlord and any assignment or encumbrance in contravention of this section shall be void. Further, Landlord in its sole discretion may withhold its consent to such an assignment or encumbrance for any reason.

            (b)         Intentionally Left Blank.

            (c) Tenant agrees that on or before February 15 and July 15 of each year of the Lease term, it shall supply Landlord with a copy of its year to date financial statements for the immediate prior six months period (January 1 to June 30 and July 1 to December 31 respectively), in such form as reasonably requested by Landlord and certified correct by Tenants' chief financial officer.

            3.03. POSSESSION. Possession of the Leased Premises shall be given to Tenant upon execution hereof, subject to paragraph 3.02 (b) above, and subject to Landlord constructing Tenant's improvements, as set forth in paragraph 34.01 hereof, which improvements Landlord shall attempt to complete on or before June 1, 2001. Landlord shall not be liable to Tenant, however, if Landlord has not substantially completed the Tenant's improvements on or by July 1, 2001, but thereafter, if Tenant's improvements are not complete, subject to delays caused by Tenant, acts of god, riot, strikes, lack of availability of materials or other matters beyond Landlord's control, then Landlord shall give Tenant a credit against its lease payments thereafter due of $200.00 per day for each day after July 1, 2001 that the Landlord has not substantially completed the Tenant's improvements.

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            3.04.       OPERATING EXPENSE ADJUSTMENT.

            (a) The monthly minimum rent for the Leased Premises set forth in
Section 3.01 includes an estimated level of operating expenses for calendar year 2001 for the office buildings within the Project, the associated common area and the underlying land and improvements. Commencing on January 1, 2002 and continuing thereafter during the Lease Term, Tenant agrees to pay, as additional rent, its proportionate share (in the subject case 22.2%) of the amount by which the Operating Expenses (as hereinafter defined) for the calendar year or portion thereof exceeds $3.30 per rentable square foot (the "Base Operating Expenses"). Further, Tenant shall pay such adjustment in Operating Expenses covering any period of time during which the Lease is in effect, even if the Lease has expired at the time of payment. Tenant's proportionate share shall be that proportion which the area of the Leased Premises bears to the sum of all space in all buildings in the Project.

            (b) Landlord shall also have the right to make a good faith estimate of the excess for each upcoming calendar year and upon thirty (30) days notice to Tenant to require the monthly payment by Tenant of one-twelfth (1/12th) of such estimated excess. Further, if at anytime during the calendar year Landlord becomes aware that Operating Expenses will increase, Landlord shall estimate and Tenant shall pay the amount of such estimated increase in equal monthly installments over the number of months left in the calendar year.

            (c) By April 1 of each calendar year, following the year during which the Lease Term begins, or as soon thereafter as practical, Landlord shall furnish to Tenant a statement certified by Landlord or its duly authorized representative of Landlord's actual Operating Expenses for the previous calendar year, and Landlord shall notify Tenant of the amount of the excess owing by Tenant to Landlord, showing the calculations thereof which result from such statement. Tenant agrees to promptly pay Landlord with the next monthly rent payment due under the Lease, as additional rent, all excess which has not been previously paid as estimated excess. If for any calendar year additional rent collected for the prior year, as a result of Landlord's estimate of excess, is greater than the additional rent actually due during such prior year, then Landlord shall refund to Tenant any such overpayment or, at Landlord's option, apply such amount against the next rentals due under the Lease. No failure of the Landlord to provide the statement of actual Operating Expenses by April 1 will constitute a waiver of the Landlord's right to collect the difference between actual Operating Expenses and Base Operating Expenses for any calendar year.

            (d) Landlord shall have the same remedies for default in the payment of any obligations incurred under this section as are available to Landlord in the case of default in the payment of the base rent.

            (e) For purposes of this Lease, "Operating Expenses" shall mean the amount of Landlord's direct costs and expenses, accounted for on a cash basis, paid or incurred in connection with the operation and maintenance of the Project including by way of illustration and not limited to: insurance premiums, water, sewer, water retention maintenance fees, electrical and other utility charges other than the separately billed electrical, gas and other charges paid by Tenant and provided for in the Lease; service and other charges paid in connection with the operation and maintenance of the heating, ventilation and air-conditioning systems; cleaning and replacement of windows not covered by insurance; tools and supplies; striping and repair costs to pavement and common areas and utility systems, landscape maintenance, security service, snow removal, licenses, permits, and inspection fees, management fees, maintenance agreements and related wages and benefits for employees for the maintenance and operation of the Project, trash removal, sweeping, repairs to signs and markers and other costs necessary in Landlord's reasonable judgment for the maintenance and operation of the Buildings, land and common area improvements; however, maintenance shall exclude capital expenditures (unless previously for the

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purpose of reducing operating costs or which may be required by governmental authority, in which case they will be change over the useful life) and depreciation.

            (f) For the purpose of this Lease, "taxes" shall mean the amount of Landlord's direct costs and expenses accounted for on a cash basis or incurred in connection with the operation of the Project including by way of illustration and not limited to: general real estate taxes, ad-valorem taxes, personal property taxes, and all special assessments, installments of assessments or service charges levied against the Project.

            (g) For a period of thirty (30) days after receipt by Tenant of the statement sent in accordance with Section 3.04 (c) hereof, Tenant shall have the right to inspect at reasonable times and in a reasonable manner, each of Landlord's records of account in order to verify the amounts thereof. If Tenant shall dispute any item or items included in the determination of Operating Expenses for a particular calendar year, and such dispute is not resolved by the parties hereto within thirty (30) days after receipt of the statement for such year was received by Tenant, then, either party may, within ten (10) days thereafter, request that an independent accountant, mutually acceptable to the parties hereto, be engaged to render an opinion as to the disputed item or items and whose recommendations shall be binding on the parties hereto. In the event that Tenant uncovers a material mistake, such as a mistake requiring a five (5) percent or more adjustment in Operating Expenses, the fees and expenses incurred in obtaining such an opinion shall be borne by the Landlord. In the event that no material mistake is found, the fees and expenses incurred in obtaining such an opinion shall be borne by the Tenant.

            In the event that a federal, state, local or other governmental authority shall impose or assess any tax, levy or other charge on or against all or any part of the rentals paid or to be paid by Tenant under the terms of this Lease and Landlord is thereby required to collect from Tenant and/or pay such tax, levy, or charge to such authority, Tenant agrees within twenty (20) days from written demand therefor, to pay to or reimburse Landlord all such charges as may be imposed or assessed, which for the purposes of the Lease shall be deemed to be due from Tenant as additional rent.

            3.05 Tenant acknowledges that the late payment by the Tenant to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which would be extremely difficult and impractical to ascertain. Such costs include, but are not limited to, processing and accounting charges. In such event that Tenant shall fail to pay any installment of rent or any sums due hereunder when such amount is due, Tenant shall pay to Landlord a late charge equal to 15% of all sums past due, and said charge shall be payable as additional rent.

            3.06 Landlord shall have no obligation to make any improvements to the Leased Premises or the Building except as specifically provided in this Lease.

            3.07 Tenant is responsible for making application for electric meter installation and the payment of any deposit thereon, and delay by Tenant in making said application shall not be cause for failure to accept delivery or to take occupancy of the Leased Premises upon tendering of possession by Landlord.

            Landlord shall have the right to approve any changes, alterations, additions, or improvements Tenant may desire to make to the Leased Premises which approval shall not be unreasonably withheld or delayed. Tenant shall be obligated to make all such changes, alterations, additions and improvements in a good and workmanlike manner.

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4.          PARKING AND COMMON AREAS

            4.01 Tenant shall be entitled to park on the parking facilities located on the Property in common with other tenants of Landlord. Tenant agrees not to overburden the parking facilities and agrees to cooperate with Landlord and other tenants in the use of parking facilities. Landlord reserves the right in its reasonable discretion to determine whether such parking facilities are becoming crowded or overburdened, and, in such event to allocate parking space among Tenant and other tenants. In further explanation of the foregoing, Landlord has allocated to the Tenant 4.75 parking spaces for each 1,000 square feet of office space leased (the "4.75:1 Ratio"). Accordingly, Tenant's use of 82 or less parking spaces should not overburden the parking facilities. Landlord shall make a good faith effort to maintain the 4.75:1 Ratio and Tenant's ability to utilize 82 unassigned parking spaces in the Project, however, condemnation, changes in the law, casualty and other matters may occur and result in either a change in the 4.75:1 Ratio and/or availability of less than 82 parking spaces.

            4.02 "Parking" as used herein means the use by Tenant's employees, visitors, invitees, and clients for the parking of motor vehicles in conjunction with use of and/or visits to the Leased Premises. There will be no assigned parking unless elected by Landlord from time to time and in its reasonable discretion in specific instances.

            4.03 No vehicle shall be repaired or serviced in the parking area on the Property. This includes any motorized vehicle, equipment or machinery, and steam cleaning, lubrication, sand blasting, painting or other such maintenance is specifically prohibited in the parking areas, roadways or service areas of the Property. Any vehicle abandoned or disabled or in a state of non-operation or disrepair is prohibited from the Property and will be considered trespassing on the same. Tenant hereby agrees to enforce said restrictions against Tenant's own vehicles or equipment and that known to be owned by its employees, invitees, agents, principals or contractors. Should Landlord, in its reasonable discretion, determine that a violation of this restriction has occurred, the vehicle, equipment, trailer or machinery shall be deemed abandoned or in trespass and shall be removed from the Property, and all other costs thereof shall be the obligation of Tenant if identified by Landlord as being responsible therefore. Should Landlord be required to pay any towing, removal or storage charges, said expense or obligation shall become the debt of Tenant if so identified and shall be reimbursed by Tenant to Landlord as additional rent when invoiced. Landlord accepts no responsibility for theft, collision, vandalism, fire, acts of God or any other casualty to vehicles or equipment parked or stored on the Property, or should removal be required as set forth in this
Section 4.03, while vehicle or equipment is under tow or otherwise stored. The prohibitions in this section do not apply to the Landlord.

5.          DELAY IN DELIVERY OF POSSESSION

            5.01 If Landlord, for any reason or cause beyond its reasonable control, cannot deliver possession of the Leased Premises to Tenant on June 1, 2001, Landlord shall not be liable to Tenant for any loss or damage resulting therefrom. As provided in paragraph 3.03 hereof, if Landlord, subject to permitted delays set forth in paragraph 3.03, cannot deliver possession of the Leased Premises to Tenant on July 1, 2001, Landlord shall give Tenant the rent credits set forth in paragraph 3.03. If Landlord has not delivered possession of the Leased Premises to Tenant on or before September 1, 2001, Tenant may thereafter give written notice to Landlord that it is cancelling this Lease, such right to cancel, if not previously exercised, expiring upon delivery of possession by Landlord to Tenant of the Leased Premises. Landlord shall use its reasonable efforts to deliver possession of the Leased Premises to Tenant on June 1, 2001. The Lease Term shall be extended by such delay. Rent shall be pro-rated for any partial month of tenancy as further provided in subparagraph
3.01 (c) hereof.

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6.          USE OF LEASED PREMISES

            6.01 The Leased Premises may be used and occupied only for general office use and for no other purpose or purposes without Landlord's prior written consent. Tenant shall promptly comply with all laws, zoning ordinances, orders, and regulations affecting the Leased Premises and the cleanliness, safety, occupation and use thereof. Tenant shall not do or permit anything to be done in or about the Leased Premises, or bring or keep anything in the Leased Premises, that will in any way increase the fire insurance upon the Building. Tenant will not perform any act or carry on any practices that may injure the Building or constitute a nuisance or menace to other tenants or adjoining Premises. Tenant shall not cause, maintain or permit any outside storage on or about the Leased Premises, including but not limited to boxes, containers, cartons, refuse or other material. With respect to this section of the Lease, in the event that Tenant does anything which causes an increase in the premiums of insurance, the Tenant will pay the amount of the increase to the Landlord within twenty (20) days after written demand therefor.

7.          UTILITIES

            7.01 Tenant shall be responsible for and shall pay directly to the supplier or utility company all charges for electric service, including meter reading fees, if any, supplied to the Leased Premises. Such service/s shall be separately metered by individual meters for which Tenant shall apply in Tenant's own name. Landlord shall not be liable to Tenant for any compensatory damages, or reduction in rent by reason of inconvenience or losses arising from power failure unless caused by the gross negligence or willful misconduct of Landlord.

            7.02 If Tenant uses the water/sewer services to the Leased Premises for other than normal restroom or drinking purposes, a water/sewer charge may, at the option of Landlord, be imposed accordingly at any time during the Lease Term based on Landlord's estimate of such usage and the charge applicable thereto. Such charge, if applicable, shall be paid as additional rent during the period in question.

            7.03 Should Tenant's trash volume be of such size as to exceed the normal and customary amount of trash produced by an office tenant occupying 17,262 square feet of space and such increased trash volume creates additional costs for pickup, additional container size, more frequency of pick-up or special handling, Landlord, at its sole option, may impose a trash charge to Tenant or increase such charge if previously applicable equal to the increased costs incurred by Landlord. Such amount may be levied for one or more months depending on the circumstances as determined by Landlord.

            7.04 Should Landlord impose a charge/s upon Tenant for additional water/sewer or trash services, the same shall be deemed to be additional rental, and Tenant shall remit the amount due to Landlord within ten (10) days of receipt of invoice or pay as additional rental installments thereafter, whichever is elected by Landlord.

            7.05 Tenant shall pay for all telephone and other services, including but not limited to janitorial services, provided in or upon the Leased Premises for which Tenant shall elect to contract.

8.          ACCEPTANCE OF PREMISES

            8.01 Except for the improvements to be made by Landlord, as set forth in paragraph 34.01, Tenant acknowledges that it has examined the Leased Premises and subject to completion of the Tenant's improvements by Landlord, accepts the Leased Premises "as is" and as being in the condition and fully improved as provided for by this Lease.

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9.          ALTERATIONS/MECHANICS LIENS

            9.01 Alterations may not be made to the Leased Premises without the prior written consent of Landlord. Should Tenant desire to alter the Leased Premises and Landlord approves and consents in writing to such alterations, at Landlord's option, Tenant shall contract only with a contractor approved by Landlord, and all such alterations shall be subject to Landlord's approval and written consent relative to design, location, material, workmanship and method of payment to the contractor. All of the foregoing consents of Landlord shall not be unreasonably withheld or delayed.

            9.02 Tenant shall keep the Leased Premises, the Building, and the Property free from any liens arising out of any work performed for, materials furnished to or obligations incurred by Tenant. Notice is hereby given that except for the work done by Landlord pursuant to paragraph 34.01 hereof, Landlord shall not be responsible for any work performed or to be performed in or at the Leased Premises for Tenant or any subtenant, upon credit, or for any materials furnished or to be furnished at or to the Leased Premises for Tenant or any subtenant, upon credit, and that no mechanic's or other lien for such work or material shall attach to or affect the estate or interest of Landlord in and to the Leased Premises. All work described in Sections 9.01 and 9.02 shall be done at such times and in such manner as Landlord may from time to time reasonably designate.

            9.03 All fixtures, improvements, alterations and additions, including without limitation blinds, draperies, wall coverings and additional electrical fixtures and circuits which may be or are already installed either by Landlord or Tenant in or about the Leased Premises or which are in any manner attached to the floors, walls or ceiling, except for movable furniture and equipment and trade fixtures, shall belong to and be the property of Landlord and shall remain on the Leased Premises during the Lease Term and at the expiration or termination hereof. At the termination or expiration hereof, Landlord shall have the right to cause Tenant to remove any alterations, additions or improvements to the Leased Premises that were installed by the Tenant. Tenant agrees to repair at Tenant's expense all damage to the Leased Premises caused by the removal of trade fixtures, furniture, additions, alterations or improvements, and to restore the Leased Premises to the same condition, ordinary wear and tear accepted, as that which existed prior to the removal of such articles. Any such property so designated by Landlord to be removed, which shall be left in or upon the Leased Premises, shall be deemed to have been abandoned by Tenant and may be retained or disposed of by Landlord as Landlord shall elect. If disposed of, the cost of such disposal shall be at Tenant's expense.

10.         WASTE AND QUIET CONDUCT

            10.01 Tenant shall not commit or suffer any waste upon the Leased Premises or the Property, including the parking, service and landscaped areas, or any nuisance or other act or thing which may disturb the quiet enjoyment of any other tenant in the Building or in any other Building on the Property.

            10.02 Tenant, and its employees and agents, shall maintain order in the Leased Premises and shall not make or permit any improper noise in the Leased Premises or interfere in any way with other tenants or those having business with them. No room shall be occupied or used as sleeping or living quarters at any time.

            10.03 RULES. Tenant shall keep the Leased Premises equipped with all safety appliances required by law or ordinance or any other regulation of public authority and shall comply with all reasonable rules and regulations hereafter made by Landlord to Tenant, of which notice has been given, a copy of which is attached hereto as Exhibit B and is hereby made a part hereof. Landlord reserves the right to make and enforce such other reasonable rules and regulations and modifications thereof as, in its reasonable judgment, may be deemed necessary or advisable from time to time to promote the safety, care

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and cleanliness of the Leased Premises and the Property and for the preservation of good order thereon. Tenant agrees to abide by, and cause its employees and agents to abide by, such rules and regulations as provided in Exhibit B hereto and modifications thereof.

11.         FIRE INSURANCE HAZARDS

            11.01 No use shall be made or permitted to be made of the Leased Premises, nor acts done, which will increase the existing rate of insurance on the Building or the Property or cause the cancellation of any insurance policy covering the Building or Property, or any part thereof, nor shall Tenant sell, permit to be kept, used or sold, in or about the Leased Premises, any article which may be prohibited by the standard form of fire insurance policy. Tenant shall at its sole cost and expense, comply with any and all requirements, pertaining to the Leased Premises of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance, covering the Leased Premises, the Building, the Property, and appurtenances. Tenant agrees to pay to Landlord upon twenty (20) days of written request, as additional rent, any increase in premiums on policies which may be carried by Landlord on the Leased Premises covering damage to the Building or Property and loss of rent caused by fire and the perils normally included in extended coverage above the rates for the least hazardous type of occupancy relating to, incurred in connection with or arising out of Tenant's use or occupancy of the Leased Premises.

12.         LIABILITY INSURANCE

            12.01 Tenant, at its own cost and expense, shall provide and keep in force with companies acceptable to Landlord public liability insurance for the benefit of Landlord and Tenant jointly against liability for bodily injury and property damage in the amount of not less than One Million ($1,000,000) Dollars, combined coverage, in respect to property damage, bodily injuries or death of one or more persons in any one occurrence. Tenant shall furnish Landlord with a certificate of such policy prior to the commencement of the Lease Term and whenever reasonably required to satisfy Landlord that such policy is in full force and effect. Landlord, Landlord's managing agent, and Landlord's mortgagee shall be named as additional insures on Tenant's policy of liability insurance. All insurance shall include, without limitation, provisions requiring notice by the insurer to the Landlord at least 30 days in advance of any contemplated, intended or effective cancellation, non-renewal, or modified change or modification to coverage provisions or limits and a waiver of subornation in favor of Landlord and thus designated by Landlord in a form acceptable to Landlord.

13.         INDEMNIFICATION BY TENANT

            13.01 Tenant shall indemnify and hold harmless Landlord against and from any and all claims arising from Tenant's use or occupancy of the Leased Premises or the conduct of its business or from any activity, work, or thing done, permitted or suffered by Tenant in or about the Leased Premises, the Building or the Property, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any act, neglect, fault or omission of Tenant, or its agents, contractors, invitees or employees, and from and against all cost, reasonable attorney's fees, expenses and liabilities incurred in connection with any such claim or any action or proceeding brought with respect thereto. In the event that any action or proceeding is brought against Landlord by reason of any such claim, Tenant upon notice from Landlord, shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, or about the Leased Premises from any cause whatsoever, and Tenant hereby waives all claims in respect thereto against Landlord except for gross negligence or willful misconducts of Landlord. The obligations of Tenant under this Section 13.01 shall survive any termination of this Lease.

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            13.02 Landlord shall not be liable to Tenant in any respect for any loss or damage resulting to the property or fixtures of Tenant, its agents, officers, employees, invitees, contractors, licensees or guests at the Project, whether resulting from casualty, Acts of God, bursting pipes, explosion or any other cause, except as may result solely from the gross negligence or intentional misconduct of Landlord. Tenant on behalf of itself hereby waives any right it might have against Landlord and any right its insurer may have by way of subornation for any loss to its property or fixtures at the Project except as may result solely from the gross negligence or intentional misconduct of Landlord.

14.         REPAIRS

            14.01 Tenant is responsible, at its expense, for keeping and maintaining the interior of the Leased Premises in a clean, sanitary and good condition, such repair and maintenance including replacement of bulbs, lamps, and ballasts. Landlord will maintain in good condition the exterior structure of the Building, including walls, roof, common areas, glass doors and all other structural components of the Building, unless such glass or doors are damaged by Tenant, its agents, contractors, invitees, or employees or by burglary or attempt thereof or malicious vandalism or strike directed at Tenant's place of business within the Leased Premises. Tenant shall provide for regular housekeeping or janitorial services by means of its own employees or a contract service firm approved by Landlord in advance. No connection shall be made to the electric wires, circuitry, or electric fixtures without the consent of Landlord which consent shall not be unreasonably withheld. The bathrooms and other water apparatus shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, sanitary napkins, or other obstructing substances shall be thrown therein. Any repair resulting therefrom shall be the expense and obligation of Tenant.

15.         AUCTION/SIGNS

            15.01 Tenant shall not conduct or permit to be conducted any sale by auction on the Leased Premises or any part of the Property. Tenant shall place no exterior signs on the Leased Premises or on any other part of the Property without the prior written consent of Landlord, which consent will not be unreasonably withheld or delayed. Any signs not in conformity with this Lease may be immediately removed by Landlord. The sign criteria for the Property as specified in Exhibit "C", attached hereto and made a part hereof, shall become a part of this Lease and shall be strictly binding. Tenant shall order the exterior building sign identifying its occupancy on a timely basis from the approved sign firm as authorized by Landlord and cause such sign to be installed as soon as practicable after occupancy of the Leased Premises.

16.         ENTRY BY LANDLORD

            16.01 Tenant shall permit Landlord and Landlord's agent to enter the Leased Premises at reasonable times, with two (2) days prior notice to Tenant, or at any time in the event of an emergency, for the purposes of inspecting the same, for the purpose of maintaining the Building, and for the purpose of making repairs, alterations, or additions to any portion of the Building, including the erection and maintenance of such scaffolding, canopies, fences, and props as may be required in connection therewith. Also, Tenant shall, during the nine (9) months prior to the expiration of the Lease hereof, permit Landlord and Landlord's agent to enter the Leased Premises at reasonable times, with prior notice to Tenant, for purposes of exhibiting the Premises to prospective tenants, mortgagees, purchaser and insurers.

17.         ABANDONMENT

            17.01 Tenant shall not abandon the Leased Premises at any time during the term of this Lease, nor permit the Leased Premises to remain unoccupied for a period longer than forty-five (45) consecutive days during the Lease Term without Landlord's prior written consent and provided Tenant is not in default. If Tenant shall abandon or surrender the Leased Premises, or be dispossessed by the process of law, or otherwise, any personal property belonging to Tenant and left in, on or about the Leased Premises shall, at the option of Landlord, be deemed abandoned and available to Landlord to use or sell, to offset any rental or other amount due and payable under this Lease. Should the Leased Premises be reasonably presumed to be vacated or abandoned, Landlord shall have the right, without being held as trespassing, to enter the Leased Premises and to re-lease the Premises as agent for Tenant to another tenant if it so chooses, in its sole discretion, and no such reletting shall release Tenant from any of its obligations under the Lease.

18.         DAMAGE TO PREMISES

            18.01 If the Leased Premises shall be damaged by fire, the elements, unavoidable accident or other casualty, but are not thereby rendered untenantable in whole or in part, Landlord shall promptly, at its own expense, cause such damage to be repaired, and the rent shall not be abated; if by reason of such occurrence the Leased Premises shall be rendered untenantable only in part, Landlord shall promptly, at its own expense, cause the damage to be repaired, and meanwhile the rent shall be abated proportionately to the portion of the Leased Premises rendered untenantable; if by reasons of such occurrence the Leased Premises shall be rendered wholly untenantable, Landlord shall promptly, at its own expense, cause such damage to be repaired, and the rent meanwhile shall be abated in whole, unless within sixty (60) days after such occurrence Landlord shall give Tenant written notice that it has elected not to reconstruct the destroyed Leased Premises, in which event this Lease and the tenancy hereby created shall cease as of the date of said occurrence and the rent shall be adjusted as of such date. Landlord shall not be required to repair or replace any property which the Tenant may be entitled to remove from the Leased Premises. No damages, compensation or claims shall be payable by Landlord for inconvenience, loss of business or annoyance arising from any repair or restoration of the Leased Premises or of the building in which the Leased Premises form a part. All rent paid in advance shall be apportioned in accordance with the foregoing provisions as of the date of such damage; however, notwithstanding the foregoing, if the damage results wholly or in part from the fault of the Tenant, its agents, contractors, employees or invitees, Tenant shall not be entitled to termination of any abatement or reduction in rent. Notwithstanding anything herein to the contrary, if fifty percent (50%) or more of the Leased Premises is untentable because of a casualty, and independent third party construction experts indicate that repair and reconstruction of the destroyed Leased Premises will require in excess of sixty (60) days to place it back into a condition that Tenant may occupy same, then within five (5) business days after such determination ("Tenant's Final Termination Date"),Tenant may terminate this Lease. If Tenant does not so terminate, then Landlord shall proceed to rebuild and restore the Leased Premises as soon as practicable.

19.         ASSIGNMENT AND SUBLETTING

            19.01 Without Landlord's prior written consent, which consent shall not be unreasonably withheld, Tenant shall not assign, mortgage, transfer (by operation of law or otherwise) or hypothecate this Lease, or any interest in this Lease, or permit the use of the Leased Premises by any person or persons other than Tenant, or sublet the Leased Premises, or any part thereof. Any attempted assignment, transfer, hypothecation or subletting without Landlord's prior written consent shall be void and shall, at the option of the Landlord, terminate this Lease. Consent by Landlord to any assignment or subletting shall not release Tenant from its primary liability under this Lease, and Landlord's consent to one assignment, subletting, or occupation or use by other parties shall not be deemed a consent to other subleases or assignments or occupancy or use by other parties. Landlord may assign this Lease without consent of Tenant. Upon such assignment by Landlord and assumption of the obligation hereunder by assignee, the Landlord should be released from all liability and obligation under the Lease.

20.         INSOLVENCY OF TENANT

            20.01 The appointment of a receiver to take possession of all or substantially all of the assets of Tenant, or a general assignment by Tenant by the benefit of creditors, or any action or proceeding taken or suffered by Tenant under any insolvency or bankruptcy act shall constitute a breach of this Lease by Tenant, and Landlord may, at its election and without notice, terminate this Lease, and in that event Landlord shall be entitled to immediate possession of the Leased Premises and damages as provided herein.

21.         BREACH BY TENANT

            21.01 Upon an event of default by Tenant under the terms, provisions and covenants of this Lease, Landlord, in addition to any rights or remedies that it may have, shall have the right to either terminate this Lease or from time to time, without terminating this Lease, relet the Leased Premises or any part thereof for the account and in the name of Tenant or otherwise, for any such term or terms and on such conditions as Landlord, in its sole discretion, may deem advisable, with the right to make alterations and repairs to the Leased Premises. Tenant shall pay to Landlord, as soon as ascertained, the reasonable costs and expenses incurred by Landlord in such reletting of the Leased Premises, including without limitation, marketing costs, cost of redecorating, repairing, or improving the Leased Premises, attorneys fees and brokerage fees. Rentals received by Landlord from such reletting shall be applied: first, to the payment of any indebtedness, other than rent, due hereunder from Tenant to Landlord; second, to the payment of the reasonable cost of any alterations and repairs to the Leased Premises necessary to return the Leased Premises to good condition, ordinary wear and tear excepted, and the reasonable cost of storing any of Tenant's property left on the Leased Premises at the time of reflecting; third, to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent or damages in the event of termination as the same may become due and payable hereunder, and the balance, if any, at the end of the term of this Lease shall be paid to Tenant. Should such rentals received from time to time from such reflecting during any month be less than agreed to be paid during that month by Tenant hereunder, Tenant shall pay such deficiency to Landlord; such deficiency shall be calculated and paid monthly on demand.

            No such reletting of the Leased Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reflecting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach whether or not cured.

            Without limiting any other right or remedy to which Landlord may be entitled at law, in equity or hereunder as a result of an event of default hereunder, Landlord at its option may declare all of the base rent due hereunder for the balance of the term hereof and all of the additional rent and other charges hereunder estimated by Landlord to be due hereunder for the balance of the term hereof to be immediately due and payable.

            21.02 Should the Tenant fail to make any payment of rental, additional rental or any other amount due hereunder within five (5) days after the same is due and payable and after five (5) business days notice of non-payment and failure to cure within such five (5) business days, or should Tenant be in breach of this Lease as provided in section 20.01 hereof and failure to cure such breach after thirty (30) days written notice by Landlord to Tenant, or if such failure cannot reasonably be cured within such thirty (30) day period, if Tenant fails to commence such cure within such thirty (30) day period and diligently pursues such cure to completion, or should Tenant breach its agreement contained in section 19.01 hereof, or should any representation or warranty made by Tenant in connection with this Lease prove to be untrue or misleading as of the time made or the commencement date hereof, or should Tenant fail to perform any other obligation required to be performed hereunder within thirty (30) days after such performance is due, or if such failure cannot reasonably be cured within such thirty (30) day period, if Tenant fails to commence such cure within such thirty (30) day period and diligently pursues such cure to completion, an event of default shall be deemed to have occurred under this Lease. Notwithstanding the foregoing, Tenant shall not be liable to Landlord for its failure to perform its non-monetary obligations hereunder if such failure results from casualty, earthquake, war, riot, Acts of God, labor disputes or other causes beyond the control of Tenant.

            21.03 Should Landlord fail to perform any obligation required to be performed by it hereunder, within thirty (30) days after notice from Tenant that such performance is due, or if such failure cannot reasonably be cured within such thirty (30) day period, if Landlord fails to commence such cure within such thirty (30) day period and diligently pursue such cure to completion, then such an event shall be deemed an event of default hereunder, and Tenant shall be entitled either to injunctive relief or to an action for damages, and Landlord shall be liable for such reasonable attorney fees as Tenant may incur in the event Tenant prevails in any such litigation action. Notwithstanding the foregoing, Landlord shall not be liable to Tenant for its failure to perform its obligations hereunder, if such failure results from casualty, earthquake, war, riot, Acts of God, labor disputes or other causes beyond the control of Landlord.

22.         SURRENDER OF LEASE NOT MERGER

            22.01 The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not constitute or work a merger, and shall, at the option of Landlord, terminate all or any existing subleases, and/or subtenancies, or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subleases or subtenancies.

23.         ATTORNEY'S FEES/COLLECTION CHARGES

            23.01 If, because of the occurrence of an event of default or any breach of any covenant or condition hereof by Tenant, it shall become necessary for Landlord to employ an attorney to enforce or defend any of Landlord's rights or remedies hereunder, Tenant agrees to pay and shall be liable for such reasonable attorneys fees as Landlord may incur in connection therewith. Should Landlord be named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's lease, use or occupancy of the Leased Premises, Tenant shall indemnify Landlord for all loss and liability arising out of Tenant's use of the Leased Premises and any default by Tenant under the Lease including but not limited to costs and expenses incurred in such suit and reasonable attorney's fees.

24.         CONDEMNATION

            24.01 If the whole or any part of the Leased Premises or all means of access thereto shall be condemned or sold under threat of condemnation, Landlord shall have the option of either terminating the Lease or, in the event that an insubstantial part of the Leased Premises are condemned, equitably abating rent on the condemned component of space while the Lease continues in full force and effect and Tenant shall have no claim against Landlord or to any portion of the award in condemnation for the value of any unexpired term of this Lease, but this shall not limit Tenant's right to compensation from the condemning authority for the value of any of Tenant's property taken. In the event of a temporary taking, this Lease shall not terminate, but the term hereof shall be extended by the period of the taking and the rent shall abate in proportion to the area taken for the period of such taking. If the temporary taking, however, extends beyond sixty (60) days, Tenant may terminate this Lease.

25.         NOTICES

            25.01 ALL notices, statements, demands, requests, consents, approvals, authorizations, offers, agreements, appointments or designations under this Lease by either party to the other shall be in writing and shall be sufficiently given and served upon the other party, if delivered in person or if sent by certified or registered mail, return receipt requested, postage prepaid or by consigning the same to a recognized overnight delivery service operating on a national basis. ALL notices or other such communications shall be deemed to be received upon delivery in person, or upon 3 days after the date of mailing, and 2 days after delivered to the overnight delivery service, and shall be addressed as follows:

            To Tenant, addressed to Tenant as set forth below, or to such place as Tenant may, from time to time, designate by written notice to Landlord:

                        Rx Bazaar, Inc.
                        Attn.: Paul Eckersley
                        1385 Kemper Meadow Drive
                        Cincinnati, Ohio 45202.

            To Landlord, addressed to Landlord as set forth below, or to such place as Landlord may, from time to time, designate by written notice to Tenant:

                        NXNW
                        5145 Hampton Lake Drive
                        Marietta, GA 30068
                        Attn: Scott F. Orton
                                 John H. Thigpen III

            with copy to Landlord's Mortgage Lender:

                        General Electric Capital Corporation
                        209 W. Jackson, 2nd Floor
                        Chicago, IL 60606
                        Attn.: Carl Jacobson

26.         WAIVER

            26.01 The waiver by Landlord of any breach of any term, covenant, or condition hereunder contained shall not be deemed to be a waiver of such term, covenant, or condition or any subsequent breach of the same or of any other term, covenant, or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay such particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

27.         EFFECT OF HOLDING OVER

            27.01 If Tenant should remain in possession of the Leased Premises after the expiration of the Lease Term with Landlord's acquiescence and without executing a new Lease, then such holding over shall be construed as a month to month tenancy and such tenancy shall be subject to all the conditions, provisions, advisions and obligations of this Lease insofar as the same are applicable to a month to month tenancy, except that the monthly rental shall be 150% of the monthly rental payable hereunder during the last Lease Year pursuant to Section 3.01 and 3.03 hereof, together with any additional rental specified herein.

28.         SUBORDINATION

            28.01 This Lease shall be subordinate to any first mortgage, first deed of trust, or any other first hypothecation and related instruments for security now or hereafter placed upon the Property, to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, if the terms of such mortgage, deed of trust, hypothecation or other related security instrument provide, or the holder of such security instrument agrees by separate instrument, that, at the option of the holder thereof, Tenant's right to quiet possession of the Leased Premises shall not be disturbed if Tenant is not in default under this Lease and so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease unless this Lease is otherwise terminated pursuant to its terms, then, at the option of such holder, if such holder shall hereafter succeed to the rights of Landlord under this Lease, whether through possession, foreclosure action or otherwise, Tenant shall attorn to such holder, and this Lease shall continue in full force and effect as a direct lease between such successor, Landlord and Tenant, subject to all of the terms, covenants and conditions of this Lease, provided, however, that such successor Landlord shall not be liable for any failure of Landlord hereunder to comply with any of the terms, covenants and conditions of this Lease.

            28.02 Tenant further agrees to execute any instrument required to make this Lease inferior to the lien of any mortgage, deed of trust or any other hypothecation and related instruments for security now or hereafter placed upon the Property, to any and consolidations, replacements and extensions thereof and execute and deliver to Landlord said instrument within ten (10) days after receipt from Landlord.

            28.03 If the holder of a first mortgage, first deed of trust or other first hypothecation encumbering the Property shall agree by written instrument filed for record on the applicable records where the Property is located, this Lease shall also be subordinate to any mortgage, deed of trust or other hypothecation, which does not have first priority, for security now or hereafter placed upon the Property, to any security instruments related thereto, to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, if the terms of such secondary mortgage, deed of trust, hypothecation or other related security instrument provide, or the holder thereof agrees by separate instrument, that at the option of the holder thereof, Tenant's right to quiet possession of the Leased Premises shall not be disturbed if Tenant is not in default under this Lease and so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease unless this Lease is otherwise terminated pursuant to its terms, then at the option of such holder, if such holder shall hereafter succeed to the rights of Landlord under this Lease, whether through possession, foreclosure action or otherwise, Tenant shall attorn to such holder, and this Lease shall continue in full force and effect as a direct lease between such successor Landlord and Tenant, subject to all the terms, covenants and conditions of this Lease; provided, however, that such successor Landlord shall not be liable for any failure of Landlord hereunder to comply with any of the terms, covenants and conditions of this Lease.

            28.04 The provisions of Section 28.01 and 28.03 regarding subordination, attornment and nondisturbance shall be effective and self-operative without the execution of any further instruments on the part of the Landlord, Tenant or the holder of any instrument referenced in Sections
28.01 or 28.03, except for such instruments as may be expressly required by the terms of Sections 28.01 or 28.03. In addition, upon the request of Landlord or the holder of any such lease, mortgage, deed of trust, or other hypothecation, any security instrument related thereto, or any renewal, modification, consolidation, replacement or extension thereof, Tenant agrees to execute any instrument required to confirm any subordination or attornment provided by Section 28.01 or 28.03 and execute and deliver to Landlord said instrument within ten (10) days after receipt from Landlord.

29.         FINAL AGREEMENT

            29.01 This Lease shall be effective only after Landlord has fully executed this Lease, and the effective date hereof shall be the date of Landlord's execution.

30.         NOTICE TO MORTGAGEES AND ESTOPPEL CERTIFICATE

            30.01 In the event of any default on the part of Landlord, at the same time Tenant gives written notice of such default to Landlord, Tenant shall also give notice by registered or certified mail, return receipt requested, to any Mortgagee ("Mortgage Lender") covering the Leased Premises or the Property, whose address shall have been furnished to Tenant, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure such default, including time to obtain possession of the Leased Premises by power of sale, judicial foreclosure, or otherwise, if such should prove necessary to effect a cure. The name and address of the Landlord's present Mortgage Lender is set forth in paragraph 25.01 hereof.

            30.02 Landlord and Tenant mutually agree that should any beneficiary of a deed of trust or holder of a mortgage or other hypothecation covering the Leased Premises or the Property require change in this Lease which change shall not materially effect the rights and obligations of Landlord and Tenant under this Lease, Landlord and Tenant will cooperate with each other in good faith to make the language of this Lease acceptable to such beneficiary or holder.

            30.03 Tenant shall, upon request and being provided a written instrument, within ten (10) days after request by Landlord, deliver to Landlord or any other persons firms or corporation specified by Landlord, such instrument, duty executed and acknowledged, certifying:

            (a) That the Lease is unmodified and is in full force and effect, or if there has been any modification, that the same is in full force and effect as so modified and identifying such modification;

            (b) Whether or not within the knowledge of Tenant there are then existing any setoffs or defenses in favor of Tenant against the enforcement of any of the terms, covenants and conditions of this Lease by Landlord, and if so, specifying the same and also whether or not within the knowledge of Tenant, Landlord has observed and performed all of the terms, covenants, and conditions on the part of Landlord to be observed and performed, and if not specifying the same;

            (c) The date to which annual rental and all charges hereunder have been paid; and

            (d) The rentable area of the Leased Premises, the amount of base rent then in effect, that Tenant is obligated to pay Operating Expenses and the amount of any estimate of Operating Expenses, and that improvements to be made by the Landlord to the Leased Premises have been satisfactorily completed.

31.         AUTHORIZED LEASE EXECUTION

            31.01 Each individual executing this Lease as a director, officer or agent of a corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of such corporation and in accordance with and on the terms, conditions and covenants set forth herein, pursuant to duly adopted resolutions of the Board of Directors of such corporation.

            31.02 Each individual executing this Lease on behalf of a partnership warrants and represents that he is a general partner thereof and is duly authorized to execute and deliver this Lease on behalf of such partnership and in accordance with and on the terms, conditions and covenants set forth herein, pursuant to the terms of the partnership or other agreement of all of the partners thereof.

32.         TRANSFER OF TENANTS

            32.01 Intentionally Left Blank

33.         MISCELLANEOUS PROVISIONS

            33.01 When the singular number is used in this Lease and when required by the context, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders, and the word "person" shall include a natural person as well as a corporation, partnership, joint venture, association or other Legal entity. If there be more than one person as Tenant, the obligations imposed upon Tenant under this Lease shall be joint and several.

            33.02 The headings or titles of articles and sections of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part of this Lease and shall not be deemed to modify or limit the provisions hereof.

            33.03 This instrument contains all of the agreements and conditions made between the parties to this Lease and may not be modified orally or in any manner other than by agreement in writing signed by all parties of this Lease.

            33.04 Time is of the essence of each term and provision of this Lease.

            33.05 Subject to Section 19.01 hereof, the terms and provisions of this Lease shall be binding upon and inure to the benefits of the heirs, executors, administrators, successors and assigns of Landlord and Tenant.

            33.06 Except as specifically provided herein, all covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent.

            33.07 This Lease, its application, enforcement and jurisdiction shall be construed under the laws applicable in the State of Ohio notwithstanding that the state of incorporation or organization of Tenant or that its principal place of business may be located outside the State of Ohio or the United States of America, and notwithstanding the place of execution of this Lease.

            33.08 This Lease shall not be recorded on the records of the county or state where the Property is located.

            33.09 The rights given to Landlord and Tenant herein are in addition to any rights that may be given to Landlord and Tenant by any statute or otherwise.

            33.10 Notwithstanding anything to the contrary contained herein, Landlord's liability under the Lease shall be limited to Landlord's interest in the property. Landlord's partners, shareholders, officers, directors, agents, and employees shall have no personal liability under the Lease.

34.         SPECIAL PROVISIONS

            34.01 Improvements. Landlord will, at its expense, commence and/or complete the construction of the improvements set forth and described in the attached Exhibit C titled "Improvements" at a cost not to exceed $100,000.00. All Improvements shall be building standard unless a different quality is requested by Tenant. The parties shall work together to complete the final plans and specifications as soon as possible and once agreed upon, they shall become part of this Lease. If Tenant's final plans and specifications result in the Improvements costing in excess of $100,000.00, any such excess shall be paid by Tenant within five (5) business days after demanded by Landlord and if so not paid, this shall be a breach of this Lease by Tenant (if construction of the Improvements has not yet been completed, Landlord may cease work on the Improvements until such required sum is paid). Tenant may not take possession and begin occupying the Leased Premises unless and until any and all outstanding invoices from Landlord for costs of improvements have been paid. Any changes or modifications to the approved plans and specifications shall be made and accepted by written change order signed by Landlord and Tenant and shall constitute an amendment to this Lease. Upon completion of the Improvements, Tenant agrees to execute and deliver to Landlord a letter accepting delivery of the Leased Premises. If the cost of the Improvements does not equal or exceed $100,000.00, no refund or credit shall be given Tenant for the amount not spent.

            34.02 Hazardous Materials. (a) During the term of this Lease, Tenant shall comply with all Environmental Laws and Environmental Permits (each as defined in Section 34.02 hereof) applicable to the operation or use of the Leased Premises, will cause all other persons occupying or using the Leased Premises to comply with all such Environmental Laws and Environmental Permits, and will immediately pay or cause to be paid all costs and expenses incurred by reason of such compliance.

            (b) Tenant shall not generate, use, treat, store, handle, release or dispose of, or permit the generation, use, treatment, storage, handling, release or disposal of Hazardous Materials (as defined in Section 34.02 hereof) on the Leased Premises, or the Project, or transport or permit the transportation of Hazardous Materials to or from the Leased Premises or the Project except for limited quantities used or stored at the Premises and required in connection with the routine operation and maintenance of the Leased Premises, and then only upon the written consent of Landlord and in compliance with all applicable Environmental Laws and Environmental Permits.

            (c) Tenant agrees to defend, indemnify and hold harmless Landlord from and against all obligations (including removal and remedial actions), losses, claims, suits, judgments, liabilities, penalties, damages (including consequential and punitive damages), costs and expenses (including reasonable attorneys' and consultants' fees and expenses) of any kind or nature whatsoever that may at any time be incurred by, imposed on or asserted against Landlord directly or indirectly based on, or arising or resulting from (a) the actual or alleged presence of Hazardous Materials on the Project which is caused or permitted by Tenant and (b) any Environmental Claim relating in any way to Tenant's operation or use of the Premises (the "Hazardous Materials Indemnified Matters"). The provisions of this Section 34.02 shall survive the expiration or sooner termination of this Lease.

            (d) As used herein, the following terms shall have the following meanings: "Hazardous Materials" means (i) petroleum or petroleum products, natural or synthetic gas, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, and radon gas; (ii) any substances defined as or included in the definition of "hazardous substances," "hazardous wastes", "hazardous materials", "extremely hazardous waste", "restricted hazardous wastes", "toxic substances", "toxic pollutants", "contaminants" or "pollutants", or words of similar import, under any applicable Environmental Law; and (iii) any other substance exposure which is regulated by any governmental authority. "Environmental Law" means any federal, state or local statute, law, rule, regulation, ordinance, code, policy or rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or Hazardous Materials, including without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980,42 U.S.C.ss.ss. 9601 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C.ss.ss.6901 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C.ss.ss. 1801 et seq.; the Clean Water Act, 33 U.S.C.ss.ss.1251 et seq.; 33 U.S.C.ss.ss.1251 et seq.; the Toxic Substances Control Act, 15 U.S.C.ss.ss.2601 et seq.; the Clean Air Act, 42 U.S.C.ss.ss.7401 et seq.; the Safe Drinking Water Act, 42 U.S.C.ss.ss.300f et seq.; the Atomic Energy Act, 42 U.S.C.ss.ss.2011 et seq.; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C.ss.ss.136 et seq.; the Occupational Safety and Health Act, 29 U.S.C.ss.ss.651 et seq.; "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits demands, demand letters, claims, liens, notices of non-compliance or violation, investigations, proceedings, consent orders or consent agreements relating in any way to any Environmental Law or any Environmental Permit, including without limitation (i) any and all Environmental Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law and (ii) any and all Environmental Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment. "Environmental Permits" means all permits, approvals, identification numbers, licenses and other authorizations required under any applicable Environmental Law.

            34.03 EXHIBITS, RIDERS AND ADDENDA. All Exhibits riders and addenda attached hereto are incorporated herein and made a part of this Lease for all purposes.

            34.04 WAIVER OF JURY TRIAL. LANDLORD AND TENANT HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS LEASE OR ANY DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF EITHER PARTY ARISING OUT OF OR RELATED IN ANY MANNER WITH THE PREMISES (INCLUDING WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS LEASE OR ANY CLAIMS OR DEFENSES ASSERTING THAT THIS LEASE WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER IS A MATERIAL INDUCEMENT FOR LANDLORD TO ENTER AND ACCEPT THIS LEASE.

            34.05 OSHA REGULATIONS. Tenant acknowledges that it has reviewed the regulations enacted by, the Occupational Safety and Health Administration ("OSHA"), as set forth in Section 1910.1001 and 1926.1101 of Title 29 of the Code of Federal Regulations (the "OSHA Regulations") and agrees that in addition to its other obligations hereunder, Tenant shall comply with such regulations. Tenant acknowledges that it has been notified of the presence of asbestos-containing materials ("ACM") and materials designated by OSHA as presumed asbestos-containing materials ("PACM") located in the Premises. According to Landlord's current records, without further inquiry, the reports set forth on Schedule A attached hereto have identified the presence of ACM located in the Premises. In addition, the following materials, if located in properties constructed prior to 1981, must, in accordance with the OSHA Regulations, be treated as PACM: any thermal system insulation and surfacing material that is sprayed on, troweled on, or applied in some other manner, as well as any resilient flooring material installed in 1980 or earlier. Upon written request by Tenant, Landlord shall make available to Tenant copies of any information pertaining to ACM or PACM in Landlord's files.

            34.06 BROKER COMMISSION. Tenant acknowledges and agrees that except for Grubb & Ellis/West Shell/Commercial ("West Shell"), Tenant has not dealt with any other person or entity that could or would claim a commission, fee or other remuneration for obtaining this Lease. Landlord, their successors and/or assigns, shall be solely responsible for the commission due West Shell.

            IN WITNESS WHEREOF, the parties hereto have affixed their hands and seals, or where appropriate have caused this instrument to be executed by their respective duly authorized officers, partners or representative, with the seal of the organization, if applicable, affixed hereto.

Signed and acknowledged in
the presence of:                            LANDLORD:


/s/ Michael C.Zibilich                      /s/ Scott F. Orton
------------------------------------        ------------------------------------
Printed name: Michael C. Zibilich           Scott F. Orton
              -------------------



/s/ Kimberley A. Garrett                    /s/ John H. Thigpen, III
------------------------------------        ------------------------------------
Printed name: Kimberley A. Garrett          John H. Thigpen, III
              ----------------------


                                            TENANT:

Illegible                                   RXBAZAAR, INC.
------------------------------------
Printed name: illegible
              ----------------------


                                            By:  /s/ James Stahly
                                                --------------------------------
/s/ Wayne Corona                            Name: James Stahly
------------------------------------              ------------------------------
Printed name:  Wayne Corona                 Title: President, COO
               ---------------------               -----------------------------


STATE OF GEORGIA     )
                     ) SS:
COUNTY OF COBB       )

The foregoing instrument was acknowledged before me the 1st day of May, 2001, by Scott F. Orton and John H. Thigpen, III.


                                        Notary Public: illegible
                                                       ------------------------

                                        My commission expires: November 3, 2002
                                                               ----------------

STATE OF OHIO         )
                      ) SS:
COUNTY OF HAMILTON    )

The foregoing instrument was acknowledged before me the 25th day of April , 2001, by James Stahly, the President and COO of RxBAZAAR, INC., a(n) officer , on behalf of such corporation.


                                        Notary Public: illegible
                                                       -------------------------

                                        My commission expires: 12/03/05
                                                               -----------------